                                                                     Exhibit 4.8

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                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                     AMONG


                      BANKERS TRUST NEW YORK CORPORATION,



                              BT CAPITAL TRUST A,

                                      AND

                             LEHMAN BROTHERS INC.,
                            as the Initial Purchaser



                               -----------------

                          Dated as of January 16, 1997

                               -----------------



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

                               TABLE OF CONTENTS
                               =================


                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
                                                                            Page
                                                                            ----


1. Interpretation and Definitions..........................................   1
     (a)  Interpretation...................................................   1
     (b)  Definitions......................................................   1

2. Registration Under the Securities Act...................................   5

3. Registration Procedures.................................................   8

4. Registration Expenses...................................................  16

5. Representations and Warranties..........................................  17

6. Indemnification.........................................................  18
     (a) Indemnification by the Corporation and the Issuer Trust...........  18
     (b) Indemnification by the Holders and any Agents and Underwriters....  19
     (c) Notices of Claims, Etc............................................  20
     (d) Contribution......................................................  20

7. Underwritten Offerings..................................................  22
     (a) Selection of Underwriters.........................................  22
     (b) Participation by Holders..........................................  22
     (c) Consolidated Earnings Statements..................................  22

8. Rule 144................................................................  22

9. Miscellaneous...........................................................  23
     (a) No Inconsistent Agreements........................................  23
     (b) Notices...........................................................  23
     (c) Parties in Interest...............................................  23
     (d) Survival..........................................................  23
     (e) GOVERNING LAW.....................................................  24
     (f) Headings..........................................................  24
     (g) Entire Agreement; Amendments......................................  24
     (h) Inspection........................................................  24
     (i) Counterparts......................................................  24

     EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of January 16, 1997, by and among Bankers Trust New York Corporation, a New York corporation (the "Corporation"), BT Capital Trust A, a Delaware statutory business trust (the "Issuer Trust") and Lehman Brothers Inc., as the initial purchaser (the "Initial Purchaser") of the 7.90% Capital Securities, Series A1 of the Issuer Trust, which are guaranteed by the Corporation.

     1. Interpretation and Definitions.

     (a) Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) The terms defined in this Section have the meanings assigned to them in this Section, and include the plural as well as the singular;

          (ii) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

          (iii) All accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles;

          (iv) Unless the context otherwise requires, any reference to a "Section" or a "subsection" refers to a Section or a subsection, as the case may be, of this Agreement; and

          (v) The words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision.

     (b) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

          "Agreement" shall mean this Exchange and Registration Rights Agreement, as modified, amended or supplemented from time to time.

          "Applicable Guarantee Agreement" shall mean either the Guarantee Agreement or the Exchange Guarantee Agreement, as the context requires.

          "Applicable Indenture" shall mean either the Indenture or the Exchange Indenture, as the context requires.

          "Applicable Trust Agreement" shall mean either the Trust Agreement or the Exchange Trust Agreement, as the context requires.

          "Capital Securities" shall mean the 7.90% Capital Securities, Series A1 (Liquidation Amount $1,000 per Capital Security), to be issued under the Trust Agreement and sold to the Initial Purchaser.

          "Closing Date" shall mean the date on which the Capital Securities are initially issued.

          "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          "Common Securities" shall mean the common securities of the Issuer Trust issued pursuant to the Trust Agreement.

          "Corporation" shall have the meaning assigned to such term in the preamble.

          "Distributions" shall have the meaning specified in the Applicable Trust Agreement.

          "Effective Time", in the case of (i) an Exchange Offer, shall mean the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          "Exchange Capital Securities shall have the meaning assigned to such term in Section 2(a).

          "Exchange Guarantee Agreement shall have the meaning assigned to such term in Section 2(a).

          "Exchange Indenture" shall have the meaning assigned to such term in
     Section 2(a).

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          "Exchange Issuer Trust" shall have the meaning assigned to such term in Section 2(a).

          "Exchange Junior Subordinated Debentures" shall have the meaning assigned to such term in Section 2(a).

          "Exchange Offer" shall have the meaning assigned to such term in
     Section 2(a).

          "Exchange Offer Registration Statement" shall have the meaning assigned to such term in Section 2(a).

          "Exchange Securities" shall mean, collectively, the Exchange Capital Securities, the Exchange Guarantee Agreement and the Exchange Junior Subordinated Debentures.

          "Exchange Trust Agreement" shall have the meaning assigned to such term in Section 2(a).

          "Guarantee Agreement" shall mean the Guarantee Agreement, dated as of January 16, 1997, between the Corporation and Wilmington Trust Company, as Guarantee Trustee, relating to the Capital Securities.

          "holder" shall mean, with respect to the Trust Securities, the Holder of such Trust Securities under the Applicable Trust Agreement.

          "Indenture" shall mean the Junior Subordinated Indenture, dated as of January 16, 1997, between the Corporation and Wilmington Trust Company, as Trustee, as the same shall be amended from time to time.

          "Initial Purchaser" shall have the meaning assigned to such term in the preamble.

          "Issuer Trust" shall have the meaning assigned to such term in the preamble.

          "Junior Subordinated Debentures" shall mean the 7.90% Junior Subordinated Deferrable Interest Debentures of the Corporation to be issued under the Indenture.

          "Participating Broker-Dealer" shall mean a broker-dealer who receives Exchange Securities in the Exchange Offer.

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          "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

          "Property Trustee" shall mean the Property Trustee named under the Applicable Trust Agreement.

          "Purchase Agreement" shall mean the Purchase Agreement, dated January 9, 1997, among the Corporation, the Issuer Trust and the Initial Purchaser.

          "Registrable Securities" shall mean the Securities; provided, however, that such Securities shall cease to be Registrable Securities when (i) the Exchange Offer is conducted as contemplated in Section 2(a), except if, at or prior to the consummation of the Exchange Offer, existing Commission interpretations are changed such that the Exchange Securities received by holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder (other than a Restricted Holder) without restriction under the Securities Act in the circumstances contemplated by Section 2(a); provided that any such Securities that, pursuant to the last two sentences of Section 2(a), are included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be Registrable Securities with respect to Sections 5, 6 and 9 until resale of such Exchange Securities has been effected within the 90-day period referred to in Section 2(a); (ii) in the circumstances contemplated by Section 2(b), a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (iii) such Securities are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Corporation or pursuant to the Applicable Indenture or such Securities are eligible to be sold pursuant to paragraph
     (k) of Rule 144; or (iv) such Securities shall cease to be outstanding.

          "Registration Default" shall have the meaning assigned thereto in
     Section 2(c).

          "Registration Expenses" shall have the meaning assigned thereto in
     Section 4.

          "Restricted Holder" shall mean (i) a holder that is an affiliate of the Corporation within the meaning of Rule 405 under the Securities Act,
     (ii) a

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

     holder that acquires Exchange Securities outside the ordinary course of such holder's business or (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities.

          "Securities" shall mean, collectively, the Capital Securities, the Guarantee Agreement and the Junior Subordinated Debentures.

          "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          "Shelf Registration" shall have the meaning assigned to such term in
     Section 2(b).

          "Special Distributions" shall have the meaning assigned to such term in Section 2(c).

          "Special Interest" shall have the meaning assigned to such term in
     Section 2(c).

          "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of January 16, 1997, among the Corporation, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees named therein, and the holders of the Trust Securities from time to time.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          "Trust Securities" shall mean, collectively, the Capital Securities and the Common Securities.

     2. Registration Under the Securities Act.

     (a) Except as set forth in Section 2(b) below, the Corporation agrees to use its reasonable efforts to file under the Securities Act, no later than 150 days after the Closing Date, a registration statement (the "Exchange Offer Registration Statement") relating to an offer to exchange (the "Exchange Offer") any and all of the Capital Securities for a like aggregate liquidation amount of capital securities (the "Exchange Capital Securities") issued by an issuer trust substantially identical to the Issuer Trust (the "Exchange Issuer Trust"), which Exchange Capital Securities shall be (i)

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

substantially identical to the Capital Securities, except that such Exchange Capital Securities shall have been registered pursuant to an effective registration statement under the Securities Act and shall not contain terms with respect to Special Distributions (as defined below) or transfer restrictions,
(ii) shall be issued pursuant to a trust agreement (the "Exchange Trust Agreement") that (except with respect to the foregoing matters) is is substantially identical to the Trust Agreement and shall be qualified under the Trust Indenture Act, and (iii) shall be entitled to a guarantee (the "Exchange Guarantee Agreement") of the Corporation substantially identical to the Guarantee Agreement which shall be qualified under the Trust Indenture Act. The Exchange Issuer Trust shall hold junior subordinated debentures of the Corporation (the "Exchange Junior Subordinated Debentures") that are substantially identical to the Junior Subordinated Debentures, and shall be entitled to the benefits of an indenture (the "Exchange Indenture") that is either the Indenture or is substantially identical to the Indenture and that has been qualified under the Trust Indenture Act. The Corporation agrees to use its reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days after the Closing Date. The Exchange Offer shall be registered under the Act on the appropriate form and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Corporation further agrees to commence and complete the Exchange Offer promptly after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been validly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the Blue Sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Corporation's having exchanged (or caused the exchange of) the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Corporation's having exchanged (or caused the exchange of), pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been validly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Corporation agrees
(i) to include in the Exchange Offer Registration State ment a prospectus for use in connection with any resales by any holder of Exchange Securities that is a Participating Broker-Dealer and (ii) to keep the Exchange Offer Registration Statement effective for a period ending on the earlier of the 90th day after the Exchange Offer has been completed or such time as such Participating Broker-Dealers no longer own any Registrable Securities. With respect to such Exchange Offer Registration Statement, the Corporation and any such holder shall have the benefit of, and shall each provide to the other, the rights of indemnification and contribution set forth in Section 6 hereof.

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

     (b) If, at or prior to the consummation of the Exchange Offer, existing Commission interpretations are changed such that the Exchange Securities received by holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder (other than a Restricted Holder) without restriction under the Securities Act in the circumstances contemplated by Section 2(a), or if the Corporation or the Issuer Trust has received an opinion of counsel experienced in such matters to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (a) the Exchange Issuer Trust would be subject to United States federal income tax with respect to income received or accrued on the Exchange Junior Subordinated Debentures, (b) interest payable by the Corporation on the Exchange Junior Subordinated Debentures would not be deductible by the Corporation, in whole or in part, for United States federal income tax purposes, or (c) the Exchange Issuer Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, then in lieu of the Corporation's conducting the Exchange Offer contemplated by
Section 2(a), the Corporation and the Issuer Trust shall use their reasonable efforts to file under the Securities Act a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Corporation and the Issuer Trust agree to use their reasonable efforts to cause the Shelf Registration to become or be declared effective no later than 150 days after the Closing Date and to keep such Shelf Registration continuously effective (except as permitted herein) for a period ending on the earlier of the third anniversary of the Closing Date or such time as there are no longer any Registrable Securities outstanding. The Corporation and the Issuer Trust further agree to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by the Corporation and the Issuer Trust for such Shelf Registration or by the Securities Act or rules and regulations thereunder relating to shelf registration, and the Corporation and the Issuer Trust agree to furnish to the holders of the Registrable Securities copies of any such supplement or amendment, other than reports filed pursuant to
Section 13 or 15 of the Exchange Act, prior to its being used and/or filed with the Commission.

     (c) If (i) the Corporation has not filed the registration statement relating to the Exchange Offer (or, if applicable, if the Corporation and the Issuer Trust have not filed the Shelf Registration) on or before the 150th day after the Closing Date, (ii) such registration statement (or, if applicable, the Shelf Registration) has not become effective or been declared effective by the Commission on or before the 180th day after the Closing Date, (iii) the Exchange Offer has not been completed within 35 days after the initial effective date of the Exchange Offer Registration Statement (if the Exchange Offer is then required to be made), or (iv) any registration statement required by Section 2(a) or 2(b) is filed and declared effective but shall thereafter cease to be effective (except as permitted herein) without being succeeded promptly by an additional registration statement filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), then additional interest (the "Special Interest") shall accrue in respect of the Junior Subordinated Debentures, as provided therein, and additional distributions (the "Special Distributions") shall accumulate in respect of the Trust Securities, as provided in the Trust Agreement, at the rate of 0.25% per annum for the period from the occurrence of the Registration Default until such time as no Registration Default is in effect (after which time no such Special Interest will accrue and no Special Distributions will accumulate unless and until another Registration Default occurs). Such Special Interest and Special Distributions shall be calculated in the same manner as interest and Distributions otherwise payable in respect of the Junior Subordinated Debentures and Trust Securities, as the case may be, and shall be payable semi-annually in arrears on each Interest Payment Date (as defined in the Indenture) or Distribution Date (as defined in the Trust Agreement), as the case may be, together with (and in the same manner as) the interest and Distributions otherwise payable in respect of the Junior Subordinated Debentures or the Trust Securities, as the case may be. If the Corporation elects to commence an Extension Period at any time when such Special Interest and Special Distributions are payable, such Special Interest and Special Distributions shall be deferred as and to the extent that the interest and Distributions otherwise payable in respect of the Junior Subordinated Debentures and Trust Securities are deferred.

     3. Registration Procedures.

     If the Corporation files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

     (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Corporation and the Issuer Trust shall qualify the Applicable Indenture, the Applicable Trust Agreement and the Applicable Guarantee under the Trust Indenture Act.

     (b) If such qualification would require the appointment of a new trustee under the Applicable Indenture, the Corporation shall appoint a new trustee thereunder pursuant to the applicable provisions of the Applicable Indenture.

     (c) In connection with the Corporation's and the Issuer Trust's obligations with respect to the Shelf Registration, if applicable, the Corporation and the Issuer Trust shall use their reasonable efforts to effect or cause the Shelf Registration to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, each of the Corporation and the Issuer Trust shall:

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          (i) prepare and file with the Commission a registration statement with respect to the Shelf Registration on any form which may be utilized by the Corporation and the Issuer Trust and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing to the Corporation by the holders of the Registrable Securities;

          (ii) as soon as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement;

          (iii) as soon as reasonably possible, comply, as to all matters within the Corporation's or the Issuer Trust's control, as the case may be, with the provisions of the Securities Act in connection with the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof, set forth in such registration statement;

          (iv) provide (A) the holders of the Registrable Securities to be included in such registration statement and not more than one counsel for all the holders of such Registrable Securities, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, and
     (D) one counsel for such underwriters or agents, if any, reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

          (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Corporation's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(c)(iv), who shall certify to the Corporation and the Issuer Trust that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, such financial and other information and books and records of the Corporation, and cause the officers, employees, counsel and independent certified public accountants of the Corporation to respond to such inquiries, as shall be reasonably necessary, in the reasonable judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section

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

     11 of the Securities Act; provided, however, that each such party shall agree in writing to maintain in confidence and not to disclose to any other person any information or records designated by the Corporation as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise, except by disclosure by such party in breach of this Agreement), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to, and only to the extent required by, the requirements of such order, and only after such person shall have given the Corporation prompt prior written notice of such requirement), or (C) such information, in the opinion of counsel experienced in such matters addressed to the Corporation, is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue state ment of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vi) promptly notify the selling holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such regis tration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Corporation contemplated by Section 3(c)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Corporation or the Issuer Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an

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

     untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vii) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

          (viii) if reasonably requested in writing by any managing underwriter or underwriters, any placement or sales agent or counsel for the holders of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder reasonably specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the liquidation amount of Registrable Securities being sold by any holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment in accordance herewith;

          (ix) furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to in Section 3(c)(iv) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), conforming in all material respects to the requirements of the Securities Act and the Trust Indenture Act, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and, except during such time, if any, as a notice has been given pursuant to clause (F) of paragraph (vi) hereof, the

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

     Corporation hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Corporation, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

          (x) use its reasonable efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or Blue Sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement (but in any event not later than the date through which the Corporation and the Issuer Trust are required to keep the Shelf Registration Effective pursuant to Section 2(b)) and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, or underwriter, if any, to consummate the disposition in such jurisdictions of Registrable Securities; provided, however, that neither the Corporation, the Issuer Trust, nor the Exchange Issuer Trust shall be required for any such purpose to (1) qualify as a foreign corporation or foreign trust, as the case may be, in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(x), (2) consent to general service of process in any such jurisdiction, (3) subject itself to taxation in any jurisdiction where the Corporation, Issuer Trust or the Exchange Issuer Trust, as the case may be, is not already subject to taxation or (4) make any changes to the Corporation's certificate of incorporation or by-laws or to any agreement presently existing between the Corporation and its stockholders or to the Applicable Trust Agreement;

          (xi) use its reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

          (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request (consistent with the Applicable Trust Agreement) at least two business days prior to any sale of the Registrable Securities;

          (xiii) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Shelf Registration;

          (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements or similar agreements, as appropriate, including (without limitation) provisions relating to indemnification and contribution substantially the same as those set forth in Section 6 hereof, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 66 2/3% in aggregate liquidation amount of the Registrable Securities included in such Shelf Registration shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided that the Corporation shall not be required to enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Corporation shall have then undertaken;

          (xv) whether or not an agreement of the type referred to in Section
     (3)(c)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity,
     (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof substantially the same as those set forth in Section 1 of the Purchase Agreement; (B) obtain an opinion or opinions of counsel to the Corporation or the Issuer Trust, as applicable, substantially the same as the opinions provided for in Sections 4A(b-e) and 4A(g) of the Purchase Agreement, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Corporation addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial state ments as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agree ment relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters obtained by the Corporation in public offerings; (D) deliver such other documents and certificates, including officers' certificates, as may be reasonably requested by any holders of at least 66 2/3% in aggregate liquidation amount of the Registrable Securities included in such Shelf Registration or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agree ment entered into by the Corporation; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

          (xvi) notify in writing each holder of Registrable Securities of any proposal by the Corporation and/or the Issuer Trust to amend or waive any provision of this Agreement pursuant to Section 9(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

          (xvii) if any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto (or any successor thereto), shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the prepara tion of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

     If any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Corporation or the Issuer Trust, such obligation shall be subject to the provision of such information.

     (d) If the Corporation and the Issuer Trust would be required, pursuant to
Section 3(c)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Corporation and the Issuer Trust shall as promptly as is reasonably practicable prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Corporation or the Issuer Trust pursuant to Section 3(c)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities, pursuant to the registration statement applicable to such Registrable Securities until such holder (i) shall have received copies of such amended or supplemented prospectus, and if so directed by the Corporation or the Issuer Trust, such holder shall deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Corporation or the Issuer Trust that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

     (e) The Corporation and the Issuer Trust may require each holder of Registrable Securities as to which any registration is being effected to furnish in writing to the Corporation such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Corporation and the Issuer Trust may from time to time reasonably request in writing, but only to the extent that, in the opinion of the Corporation, such information is required in order to comply with the Securities Act, and may exclude from any such registration the Registrable Securities of any such holder who fails to furnish such reasonably requested information within 30 days after such request. Each such holder agrees to notify the Corporation and the Issuer Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Corporation and the Issuer Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Corporation and the Issuer Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such holder shall comply with the provisions of the Securities Act applicable to such holder with respect to the disposition by such holder of Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by such holder set forth in such registration statement.

     (f) Until three years after the Closing Date, the Corporation will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Capital Securities or Junior Subordinated Debentures which constitute "restricted securities" under Rule 144 that have been reacquired by any of them except pursuant to an effective registration statement under the Act or any exemption therefrom.

     4. Registration Expenses.

     If the Corporation files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

     The Corporation agrees to bear and to pay or cause to be paid all expenses incident to the Corporation's and the Issuer Trust's performance of or compliance with this Agreement, including (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of Registrable Securities for offering and sale under the State securities and Blue Sky laws referred to in Section 3(c)(x) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent, if any, or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, and the certificates representing the Securities, (d) fees and expenses of the Trustee (as defined in the Applicable Indenture) under the Applicable Indenture, the Property Trustee and Delaware Trustee and Administrative Trustees (as defined in the Applicable Trust Agreement) under the Applicable Trust Agreement and the Guarantee Trustee (as defined in the Applicable Guarantee) under the Applicable Guarantee and of any escrow agent or custodian, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Corporation (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance),
(f) reasonable fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(c)(xvii) hereof, (g) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate liquidation amount of the Registrable Securities being registered, and (h) fees, expenses and disbursements of any other persons retained by the Corporation in connection with such registration (collectively, the "Registration Expenses"). To the extent that any reasonable Registration Expenses are properly incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof with the consent of the Corporation (which consent shall not be unreasonably withheld), the Corporation shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Registered Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above, transfer taxes on resale of any of the Securities by such holders and any advertising expenses incurred by or on behalf of such holders in connection with any offers they may make.

     5. Representations and Warranties.

     Each of the Corporation and the Issuer Trust represents and warrants to, and agrees with, the Initial Purchaser and each of the holders from time to time of Registrable Securities that:

          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and any such registration statement and any amendment thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any such prospectus or any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; and at all times subsequent to the Effective Time of any such registration statement when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(vi)(F) until
     (ii) such time as the Corporation furnishes an amended or supplemented prospectus pursuant to Section 3(d) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Corporation by a holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof expressly for use therein.

          (b) Each document, if any, filed or to be filed by the Corporation pursuant to the Exchange Act and incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, conformed or will conform in all material respects to the requirements of the Exchange Act, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Corporation by a holder of Registrable Securities expressly for use therein.

          (c) This Agreement has been duly authorized, executed and delivered by each of the Corporation and the Issuer Trust.

     6. Indemnification.

     (a) Indemnification by the Corporation and the Issuer Trust. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Initial Purchaser contained herein, and as an inducement to the Initial Purchaser to purchase the Securities, each of the Corporation and the Issuer Trust shall, and they hereby agree, jointly and severally, to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities, and each Person, if any, who controls any such agent or underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, but only to the extent that such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Corporation or the Issuer Trust to any such holder, agent or underwriter, or any amendment or supplement thereto, or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or neces sary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in any such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto based upon information furnished in writing to the Corporation or the Issuer Trust by any such holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof expressly for use therein; provided, however, that the foregoing indemnity agreement shall not inure to the benefit of any such person if (i) the loss, claim, damage or liability asserted was caused by a defect in the registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, delivered to the person asserting any such losses, claims, damages or liabilities after the period referred to in clause (ii) of the penultimate sentence of Section 2(a) or the second sentence of Section 2(b), as the case may be, and such defect would not have existed before the expiry of such period, or (ii) a copy of the registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, as then in effect, was not sent or given by or on behalf of such person at or prior to the written confirmation of the sale of the relevant Registrable Securities to such person, and if delivery of the registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, as so amended or supplemented, would have cured the defect giving rise to such loss, claim, damage or liability.

     (b) Indemnification by the Holders and any Agents and Underwriters. The Corporation and the Issuer Trust may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any placement or underwriting agreement with respect thereto, that the Corporation and the Issuer Trust shall have received an undertaking reasonably satisfactory to each of them from the holder of such Registrable Securities and from each placement agent or underwriter named in any such placement agreement or underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Corporation and the Issuer Trust, any authorized representative of the Corporation or the Trust, each of the

Corporation's directors, and each person who controls the Corporation or the Issuer Trust within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and all other holders of Registrable Securities, against any and all losses, claims, damages or liabilities to which the Corporation or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, but only to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) are caused by an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Corporation to any such holder, agent or under writer, or any amendment or supplement thereto, or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, based upon written information furnished to the Corporation and the Issuer Trust by such holder, agent or underwriter expressly for use therein.

     (c) Notices of Claims, Etc. If any proceeding (including any governmental investigation) shall be threatened or instituted involving any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties.
In the case of parties indemnified pursuant to the subsection (a) of this Section, such separate firm shall be designated in writing by such parties. In the case of parties indemnified pursuant to the subsection (b) of this Section, such separate firm shall be designated in writing by the Corporation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement of judgment.

     (d) Contribution. If the indemnification provided for in this Section is unavailable to an indemnified party under subsection (a) or (b) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. The parties agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in this subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to herein shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter or agent shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities placed or underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter or agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' or agent's obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered, underwritten or placed, as the case may be, by them and not joint.

     (e) The obligations of the Corporation and the Issuer Trust under this
Section 6 shall be in addition to any liability which the Corporation and the Issuer Trust may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Corporation (including any person who, with his consent, is named in any registration statement as about to become a director of the Corporation), to each Trustee under the Applicable Trust Agreement and to each person, if any, who controls the Corporation and the Issuer Trust within the meaning of the Securities Act.

     7. Underwritten Offerings.

     (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate liquidation amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are acceptable to the Corporation.

     (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     (c) Consolidated Earnings Statements. In the event of an underwritten offering, the Corporation agrees to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the applicable registration statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Corporation complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Corporation, Rule 158 under the Act).

     8. Rule 144.

     The Corporation covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Corporation shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to make Rule 144 available to such holder for the sale of Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the reasonable request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Corporation shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Corporation to register any of its securities under the Exchange Act.

     9. Miscellaneous.

     (a) No Inconsistent Agreements. Each of the Corporation and the Issuer Trust represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities that would be inconsistent with the terms contained in this Agreement.

     (b) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Corporation, to it at Bankers Trust New York Corporation, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Office of the Secretary, if to the Issuer Trust, to it at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration and if to a holder, to the address of such holder set forth in the security register or other records of the Corporation or the Issuer Trust, as the case may be, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. If any transferee of any holder of Registrable Securities shall become a holder of Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Corporation shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

     (d) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

     (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (f) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     (g) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Applicable Indenture, Applicable Trust Agreement and Applicable Guarantee and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Corporation and the holders of at least 66-2/3 percent in aggregate liquidation amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(g), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

     (h) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of the Corporation at the address thereof set forth in Section 9(b) above or at the office of the Trustee under the Applicable Indenture.

     (i) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     Agreed to and accepted as of the date referred to above.

                              BANKERS TRUST NEW YORK CORPORATION


                              By:_____________________________
                                 Name:
                                 Title:


                              BT CAPITAL TRUST A
                                 By: Bankers Trust New York Corporation
                                     on behalf of BT Capital Trust A


                              By:_____________________________
                                 Name:
                                 Title: Administrative Trustee


                              LEHMAN BROTHERS INC.


                              By:_____________________________
                                 Name:
                                 Title:

                                      -26-